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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 15, 2000
                                                        ------------------


                       PARK MERIDIAN FINANCIAL CORPORATION
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       North Carolina                   31277                    56-2196075
----------------------------   ------------------------       ----------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                             6826 Morrison Boulevard
                        Charlotte, North Carolina 28211
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 366-7275
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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Item 4.  Changes in Registrant's Certifying Accountant.

            (a)        Previous independent accountants

            On September 15, 2000, Park Meridian Financial Corporation engaged KPMG LLP as its new independent audit firm and dismissed PricewaterhouseCoopers LLP as its independent auditor.

            The reports of PricewaterhouseCoopers on the consolidated financial statements of the Company's predecessor and subsidiary, Park Meridian Bank (the "Bank"), for the years ended December 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

            In connection with the audits of the Bank's consolidated financial statements for the years ended December 31, 1999 and 1998 and during the subsequent interim period from January 1, 2000 through September 15, 2000, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers would have caused them to make reference thereto in their report on the consolidated financial statements of the Bank for the years ended December 31, 1999 and 1998.

            During the years ended December 31, 1999 and 1998 and during the subsequent interim period from January 1, 2000 through September 15, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

            The Company has requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements included in this Item 4(a). A copy of that letter, dated September 15, 2000, is filed as Exhibit 1.16 to this Form 8-K.

            (b)        New independent accountants

            KPMG LLP ("KPMG") was notified on September 15, 2000 of their engagement as the Company's new independent public accountants. During the last two fiscal years and the subsequent interim period preceding September 15, 2000, the Company has not consulted with KPMG regarding any of the matters or events set forth in Regulation S-K, Item 304(a)(2)(i) or (ii).

Item 7.           Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

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                  Exhibit No.       Exhibit
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                        1.16        Letter of PricewaterhouseCoopers LLP
                                    addressed to the Securities and Exchange
                                    Commission

                                       3

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2000

                                      PARK MERIDIAN FINANCIAL CORPORATION


                                      By: /s/ Kevin T. Kennelly
                                          --------------------------------------
                                          Kevin T. Kennelly, President and Chief
                                          Executive Officer